                                                                    EXHIBIT 23.1

================================================================================

                        VERTEX COMMUNICATIONS CORPORATION

                                  EXHIBIT 23.1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

================================================================================

                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports dated October 23, 1998, included in Vertex Communications Corporation's Form 10-K for the year ended September 30, 1998, and to all references to our Firm included in the registration statement.


                                                     /s/ Arthur Andersen LLP
                                                     ARTHUR ANDERSEN LLP

Dallas, Texas
   June 29, 1999